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                                                                   EXHIBIT 10.17

Searle/Kendle Master Agreement


                        CLINICAL TRIAL SERVICES AGREEMENT
                        ---------------------------------

         THIS CLINICAL TRIAL SERVICES AGREEMENT (the "Agreement"), made as of September 23, 1997, by and between KENDLE INTERNATIONAL INC., a corporation with principal offices at 700 Carew Tower, 441 Vine Street, Cincinnati, Ohio 45202-2816 ("KENDLE") and G. D. SEARLE & CO., a Delaware corporation with principal offices at 5200 Old Orchard Road, Skokie, Illinois 60077 U.S.A. ("SEARLE").

                                   WITNESSETH:
                                   -----------
         WHEREAS, KENDLE is engaged in the business of managing, monitoring and coordinating multi-site clinical research programs; and
         WHEREAS, SEARLE desires KENDLE to manage, monitor and coordinate various research programs, and KENDLE is willing to provide such services subject to the terms hereof.
         WHEREAS, SEARLE proposes to retain KENDLE as a preferred provider and recognized expert to work in a close professional relationship with SEARLE to assist in the worldwide development of its Pharmaceutical Products.
         NOW, THEREFORE, the parties agree as follows:

ARTICLE 1 -- DEFINITIONS
------------------------
1.1 "ACT" shall mean the United States Food, Drug, and Cosmetic Act, as amended, and any and all rules and regulations promulgated thereunder.


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1.2      "CASE REPORT FORMS" shall mean the Case Report Forms developed and/or approved by SEARLE which are to be used by the Investigators (as hereinafter defined) to record data from the Study (as hereinafter defined).

1.3 "ELIGIBLE PATIENT" shall mean any patient who meets the inclusion/exclusion criteria for participation in the Study which are set forth in the Protocol (as hereinafter defined), signs an acceptable Patient Informed Consent Form and participates in the Study.

1.4 "EVALUABLE PATIENT" shall mean an eligible Patient who meets the criteria in the Protocol which must be met and documented on a Case Report Form in order to be judged evaluable for analysis.

1.5 EXHIBIT" shall mean a mutually approved written description of the Services that KENDLE will provide for a given Study, the manpower and financial resources that KENDLE will use to provide those Services, the milestones that KENDLE must achieve before they will invoice SEARLE for the Services, and the invoice amounts that will be associated with each of those milestones.

1.6 "FDA" shall mean the United States Food and Drug Administration or any successor entity thereto.

1.7 "INVESTIGATOR" shall mean a licensed physician, Ph.D., or Pharm.D. engaged by SEARLE or KENDLE to conduct the Study.

1.8 "IRB" shall mean the Institutional Review Board(s) organized in accordance with the Act.

1.9 "PROTOCOL" shall mean the various protocols that will be incorporated herein by this reference, and any amendments thereto.

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1.10     "SITE" shall mean the physical location at which a particular
         Investigator conducts the Study.

1.11     "STUDY" shall mean the clinical research described in the Protocol.

1.12 "STUDY MEDICATION" shall mean the pharmaceutical compound that is the subject of the Study.

ARTICLE 2 -- SERVICES OF CONTRACTOR
-----------------------------------

2.1 PURPOSE. SEARLE hereby retains KENDLE, and KENDLE agrees to assist SEARLE in the management and monitoring of a series of Studies in accordance with the Protocol identified in the Exhibit.

2.2      SPECIFIC SERVICES.

         (a) KENDLE will provide SEARLE with clinical, regulatory, data management, biostatistics, pharmacoeconomics outcomes research, medical consulting, medical writing, management and systems, and products and consulting services specified herein and in each Exhibit (collectively, the Services"). These Services may include, but are not limited to the following: 1) management consulting regarding staffing and capacity optimization, work flow improvement, productivity management, organizational design, standard operating procedures and training; 2) working with SEARLE to design and implement cost effective strategies and methods to establish convenient electronic data communication links between KENDLE and SEARLE; and 3) working with SEARLE to define compatible, mutually beneficial information



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                  systems approaches for performing basic clinical research
                  operations and to provide relevant applications to support SEARLE research and development activities. KENDLE management shall be readily accessible to facilitate optimal management of individual projects and to provide general management consulting support.

         (b) The Services shall be provided on a project-by project basis and in accordance with the terms of each Exhibit (which shall be subject to the mutual agreement of the parties). Prior to commencing any Services relating to a particular Exhibit, the parties shall each sign such Exhibit which shall be attached to this Agreement and made a part hereof.

         (c) Each project shall be governed by the terms and conditions of this Agreement and by supplementary written amendments to this Agreement, if any, and such Exhibits or Schedules as may be, from time to time, executed between the parties. In the event of a conflict between the terms of this Agreement and an Exhibit or Schedule, the terms of this Agreement shall govern.

         (d) If SEARLE wishes to change the scope of the Services covered by a specific Exhibit to this Agreement or wishes to obtain additional Services not initially covered by said Exhibit, SEARLE shall so advise KENDLE and shall submit specifications to KENDLE. After receipt of the specifications, KENDLE shall provide SEARLE with a cost estimate for performing the changed or additional Services. If such cost estimate is accepted by SEARLE, the parties shall



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                  execute an authorization for Additional Work and, thereafter,
                  KENDLE shall commence performance of the changed or additional Services.

2.3 RECORDS. KENDLE shall maintain complete and accurate records of each visit to a Site and any and all other records and information relating to the conduct of the Study or the performance of the Services which may be required by the Act or any other law or regulation. Such records shall be maintained for a period of three (3) years from the date hereof or such longer period as may be required by law. At the end of such retention period, KENDLE shall offer all such records to SEARLE by written notice. If within thirty (30) days of such notice, SEARLE does not notify KENDLE to ship such records to SEARLE, at SEARLE's expense, KENDLE shall promptly destroy same and certify in writing to SEARLE that such destruction has occurred.

2.4 AUDIT RIGHT. The records described in Section 2.3 above shall be made available to SEARLE at SEARLE's request and to the FDA at the FDA's request for inspection, copying and audit at any time with reasonable notice during the term hereof and during the retention period described above. Any expense associated with such a request by SEARLE for inspection, copying and/or audit will be the responsibility of SEARLE.

2.5 VISITS BY REGULATORY AGENCIES. KENDLE shall notify SEARLE immediately by telephone (followed by written confirmation) of any proposed or actual visit by FDA representatives to KENDLE's offices or to any Site.

2.6 RESOLUTION OF DISPUTES AND DEFICIENCIES. Any deficiencies noted by SEARLE in the Services performed by KENDLE or in the conduct of the Study by any Investigator

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         shall be resolved by KENDLE to the reasonable satisfaction of SEARLE.
         In the event of any disputes between KENDLE and SEARLE, the parties shall make good faith efforts to resolve any such dispute as promptly as possible.

2.7      TRANSFER OF RESPONSIBILITIES.

         (a)      Pursuant to 21 Code of Federal Regulations ("CFR")
                  Part 312.52, SEARLE hereby transfers to KENDLE and KENDLE hereby assumes from SEARLE, the responsibility for those services that will be described in an Exhibit and accordingly, KENDLE shall be responsible for performance of all such obligations as contemplated in said Part of the CFR.

         (b) Notwithstanding the foregoing, it is understood that SEARLE shall be responsible for any obligations of clinical study sponsors which are set forth in the Act and not specifically transferred to KENDLE under Section 2.7(a).

ARTICLE 3 -- STANDARD OF PERFORMANCE, STAFFING AND RECORDS
----------------------------------------------------------

3.1 STANDARD OF PERFORMANCE. KENDLE shall perform the Services and all of its other obligations set forth herein and in any Exhibit in strict accordance with:

         (a) all applicable statutes, rules and regulations, including without limitation the Act and any proposed FDA regulations provided by SEARLE;

         (b)      the Protocol;

         (c)      the mandates of the IRB approving the Study;

         (d)      the SOPs (as defined in Section 3.2); and

         (e)      any other instructions from SEARLE.



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         KENDLE shall also perform the Services in a competent and professional manner, consistent with the current state of clinical research and current good clinical practices acceptable to the FDA. KENDLE shall, as necessary, consult with SEARLE on matters regarding safety considerations and Study implementation, and will adhere to SEARLE's advice concerning same.

3.2 SOPS. KENDLE shall make available to SEARLE for its review KENDLE's standard operating procedures (SOPs) relating to the Services during the time that this Agreement is in effect.

3.3      STAFFING.

         (a) KENDLE shall be responsible for providing all personnel required to perform the Services, as well as any necessary replacements. KENDLE shall use all reasonable efforts to provide qualified individuals to fill such positions. KENDLE shall also give due consideration to the advice of SEARLE with respect to the decision to use, or to continue or discontinue the use of, specific personnel for purposes of the conduct of Study monitoring, programming and statistical analysis. KENDLE shall not engage any subcontractor to perform or assist in the performance of the Services without the prior notification of SEARLE. SEARLE retains the right to request removal of that person from our projects.

         (b) KENDLE shall not use any person (including Investigators) debarred by the FDA in any capacity in connection with the performance of the Services or the Study. Upon the execution of this Agreement, KENDLE shall provide




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                  SEARLE with the certification attached hereto as Attachment A in each Exhibit.

         (c) KENDLE will provide SEARLE, on request, a list of all employees, subcontractors, agents or representatives used in any capacity in connection with the Services who have been convicted of any of the following within the past six years:

                  (i) Any felony or misdemeanor under Federal law or felony under State law for conduct relating to the development or approval, including the process for development or approval, of any drug product, or otherwise relating to the regulation of drug products under the Federal Food, Drug, and Cosmetic Act;

                  (ii) Any other felony that involves bribery, payment of illegal gratuities, fraud, perjury, false statement, racketeering, blackmail, extortion, falsification or destruction of records, or interference with, obstruction of an investigation into, or prosection of, any criminal offense; or

                  (iii) A conspiracy to commit, or aiding or abetting, any offense contained in paragraphs (I) or (ii).

3.4 ACCURATE INFORMATION. KENDLE hereby represents to SEARLE that KENDLE shall take all reasonably necessary steps to assure that all data, reports, forms or any other records generated pursuant to the Study by KENDLE, its agents, employees,


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         subcontractors or representatives or by Investigators shall be true and accurate and shall contain no false or misleading information.

ARTICLE 4 -- OBLIGATIONS OF SEARLE
----------------------------------

4.1 SUPPLIES TO INVESTIGATORS. Prior to commencing any Services relating to a particular Exhibit, SEARLE shall provide at its own expense and directly or indirectly to each investigator, if appropriate:

         (a) a copy of the investigational brochure for the Study Medication, the Protocol and any other written information required by the Investigator to perform the Study which is not supplied by KENDLE under Article 2;

         (b) supplies of the Study Medication and any other medications specified in the Protocol; and

         (c)      a supply of Case Report Forms.

4.2 COMPLIANCE WITH LAW. SEARLE shall comply with all laws and regulations, including without limitation the Act, which are applicable to SEARLE's sponsorship and reporting of the Study.

ARTICLE 5 -- PAYMENTS TO CONTRACTOR
-----------------------------------

5.1      PROFESSIONAL FEE.
         -----------------

         (a) In consideration for KENDLE's performance of the Services, SEARLE shall pay KENDLE with respect to each project the amount specified in the relevant Exhibit governing each such project. Should the scope of a project described



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                  in any Exhibit change, the fee to be paid by SEARLE under such
                  Exhibit will be adjusted pursuant to Section 2.2(d).

         (b) SEARLE and KENDLE agree that they will jointly utilize all reasonable efforts to identify and implement cost savings opportunities throughout the performances of the services. Savings resulting from these efforts will be passed onto SEARLE.

5.2 EXPENSES. SEARLE shall reimburse KENDLE for all of its reasonable out-of-pocket expenses incurred in connection with its performance of the Services as set forth in each Exhibit. KENDLE shall not be reimbursed for expenses in excess of the amount agreed upon in the relevant Exhibit.

5.3      PAYMENT PROCEDURES.

         (a) KENDLE shall invoice SEARLE each calendar month for Services provided and the expenses incurred during the prior calendar month in accordance with the schedule of payments set forth in the relevant Exhibits or Letters of Intent governing each project, subject to the limitation set forth in each such Exhibit. KENDLE's invoice shall be accompanied by original receipts or any other supporting information reasonably satisfactory to SEARLE, and shall be sent to:

                             Mr. Robert Hannigan
                             Finance and Administration
                             Searle Clinical R&D
                             4901 Searle Parkway
                             Skokie, IL 60077
                             Telephone: 847-982-8580
                             FAX: 847-982-8509.



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         (b)      SEARLE shall pay KENDLE within thirty (30) days of receipt and acceptance of invoices; provided they comply with the terms hereof. Checks shall be made payable to Kendle International Inc., Federal I.D. 31-1274091, and mailed to:

                              Mr. Kevin M. Schwarz
                              Controller
                              Kendle International Inc.
                              700 Carew Tower
                              441 Vine Street
                              Cincinnati, Ohio 45202

5.4 FINAL RECONCILIATION. At the conclusion of the Services for each Exhibit, KENDLE shall submit to SEARLE a final invoice which shall include an accounting reconciling all payments made by SEARLE and all amounts invoiced by KENDLE.

5.5 RECORDS AND AUDIT. KENDLE shall keep and maintain complete and accurate books and records in sufficient detail to determine amounts owed to KENDLE hereunder. Such books and records shall be maintained for at least two (2) years following completion of the Study or termination of this Agreement and shall be made available for inspection, copying and audit by SEARLE, upon reasonable notice by SEARLE, for the sole purpose of determining the accuracy of amounts invoiced hereunder. If any such audit discloses an underpayment or overpayment of amounts due hereunder, the party owing same shall pay the amount due to the other party within thirty (30) days of written notice.



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ARTICLE 6 -- TERM AND TERMINATION
---------------------------------

6.1 TERM. The term of this Agreement shall begin as of the date of the last signature on this Agreement and shall continue until December 31, 2001.

6.2 EXTENSIONS OF TERM. SEARLE and KENDLE may extend the term of this Agreement upon mutual written agreement.

6.3 TERMINATION BY SEARLE. SEARLE may terminate this Agreement or a project to be performed pursuant to an Exhibit to this Agreement at any time on forty-five (45) days prior written notice to KENDLE.

6.4 TERMINATION BY EITHER PARTY. In addition to any other rights or remedies available at law or in equity, this Agreement may be terminated by either party:

         (a) on written notice effective immediately if the other party commits a material breach of this Agreement which is not cured within thirty (30) days of receipt of written notice from the other party; or

         (b) on thirty (30) days written notice if the other party becomes insolvent, is dissolved or liquidated, makes a general assignment for the benefit of its creditors, files or has filed against it, a petition in bankruptcy, or has a receiver appointed for a substantial part of its assets.

6.5      OBLIGATIONS ON EXPIRY OR TERMINATION.

         (a) Upon early termination (other than for KENDLE's default), KENDLE shall be entitled to a PRO-RATA portion of the compensation as provided under Article 5, based on the degree of completion of the Services described in each Exhibit as



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                  of the date of termination. SEARLE shall also reimburse KENDLE for any accrued, but unpaid expenses incurred as permitted under Article 5.

         (b) Within thirty (30) days of the expiration or termination of this Agreement, an Exhibit, or the Study for any reason, KENDLE shall return to SEARLE all completed, partially completed and unused Case Report Forms and all other materials in KENDLE's possession or control and relating to the Study, including but not limited to all data (in any form, including electronic) and other information resulting from the Study or provided by SEARLE.

         (c) If this Agreement and/or the Study is prematurely terminated, KENDLE shall conclude the Study as expeditiously as possible and in accordance with SEARLE's reasonable instructions and all applicable federal, state and local laws, regulations and guidelines. KENDLE shall use its best efforts to minimize any expenses resulting from such early termination.

ARTICLE 7 -- INDEMNIFICATION

7.1 INDEMNIFICATION OF SEARLE. KENDLE shall defend, indemnify and hold harmless SEARLE and its directors, officers and employees, from and against any and all liabilities, costs and expenses (including reasonable attorneys' fees and court costs) arising from any third party claim, action, lawsuit or other proceeding to the extent such liability, cost or expense is attributable to any negligent or willful act or omission or breach of this Agreement on the part of KENDLE or any of its employees in the course of performing KENDLE's obligations hereunder; provided however that:



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         (a)      SEARLE shall have notified KENDLE within ten (10) working days after receipt of notice of the claim, action, lawsuit or other proceeding; and

         (b) SEARLE shall fully cooperate in the investigation and defense of any such claim, action, lawsuit or other proceeding and shall not agree to any settlement thereof without KENDLE's prior written consent.

         Notwithstanding the foregoing, KENDLE shall not be required to indemnify SEARLE for any liability, cost or expense attributable to any negligent or willful act or omission or breach of this Agreement on the part of SEARLE or any of its employees, agents, subcontractors or other representatives of SEARLE in the course of performing its obligations hereunder.

7.2 INDEMNIFICATION OF KENDLE. SEARLE shall defend, indemnify and hold harmless KENDLE and its directors, officers and employees, from and against any and all liabilities, costs and expenses (including reasonable attorneys' fees and court costs) arising from any claim, action, lawsuit or other proceeding (I) arising out of or in connection with the conduct of the Study, or (ii) to the extent such liability, cost or expense is attributable to any negligent or willful act or omission or breach of this Agreement on the part of SEARLE or any of its employees in the course of performing SEARLE's obligations hereunder; provided however that:

         (a) KENDLE shall have notified SEARLE within ten (10) working days after receipt of notice of the claim, action, lawsuit or other proceeding; and



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         (b)      KENDLE shall fully cooperate in the investigation and defense of any such claim, action, lawsuit or other proceeding and shall not agree to any settlement thereof without SEARLE's prior written consent.

         Notwithstanding the foregoing, SEARLE shall not be required to indemnify KENDLE for any liability, cost or expense attributable to any negligent or willful act or omission or breach of this Agreement on the part of KENDLE or any of its employees, agents, subcontractors or other representatives of KENDLE in the course of performing its obligations hereunder.

7.3      CONFLICTS OF INTEREST.

         (a) SEARLE shall have the right to select defense counsel and to direct the defense or settlement of any claim, action, lawsuit or other proceeding described in Paragraph 7.2.

         (b) Kendle shall have the right to select defense counsel and to direct the defense of any claim, action, lawsuit or other proceeding described in Paragraph 7.1.

7.4 LIMITATION OF DAMAGES. Notwithstanding the foregoing, neither party shall be liable for any special, indirect, incidental or consequential damages, including lost profits, incurred by the other party, for any reason.

ARTICLE 8 -- INSURANCE

8.1 INSURANCE REQUIREMENT. As an independent contractor, KENDLE will carry the policies of insurance described below for the term of this Agreement. Such policies shall not be cancelable or subject to material amendment which would materially and



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         adversely harm SEARLE's interests without sixty (60) days' prior written notice to SEARLE. KENDLE shall furnish SEARLE with certificates of insurance for all such policies before commencing work hereunder and the General Liability policy shall name SEARLE and its affiliates and subsidiaries as additional insureds. The type and limits of such policies shall be as follows:


         1) Workmen's Compensation            Statutory

         2) Employer's Liability              $500,000 each person each accident

         3) Commercial General Liability      $1,000,000 combined limit each
                                              occurrence for Bodily Injury and
                                              Property Damage. This policy must
                                              include blanket contractual
                                              liability coverage.

         4) Automobile Liability              Bodily Injury and Property Damage
            (including Hired                  $500,000 combined limit each
            Automobile and Non-               occurrence
            Ownership Liability)

ARTICLE 9 -- PROPERTY OWNERSHIP AND RETENTION
---------------------------------------------

9.1 OWNERSHIP. The following materials shall be deemed to be the exclusive property of SEARLE and are hereinafter collectively referred to as "Searle Information":

         (a) All materials, documents and information of every kind and description supplied to KENDLE by SEARLE;

         (b) All materials, documents and information of every kind and description prepared or developed by KENDLE pursuant to this Agreement or an Exhibit, except for procedural manuals, personnel data and computer software existing at the time of this Agreement; and



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         (c)  All clinical data (including Case Report Forms and the data contained therein) and reports prepared by any of the Investigators. Nothing in this paragraph shall preclude the publishing of the results of any clinical trial(s) by the Investigators in accordance with the terms of their respective contracts.

9.2      INVENTIONS AND DISCOVERIES.
------------------------------------

         (a) KENDLE will promptly disclose to SEARLE or its nominee any and all inventions, discoveries and improvements conceived, made or reduced to practice by KENDLE or any agent, employee, subcontractor or other representative of KENDLE in the course of performing the Services. KENDLE hereby agrees to assign all its right, title and interest therein to SEARLE or its nominee.

         (b) Whenever requested to do so by SEARLE, KENDLE will execute any and all applications, assignments or other instruments and give testimony which SEARLE shall deem necessary to apply for and obtain patent letters of the United States or of any foreign country or to protect otherwise SEARLE's interest therein. KENDLE shall ensure that its contractual arrangements with its agents, employees, subcontractors and other representatives provide for their automatic assignment to SEARLE of all such inventions, discoveries and improvements.

ARTICLE 10 -- CONFIDENTIALITY
-----------------------------

10.1 UNDERTAKING. During the term hereof and for a period of ten (10) years following the expiration or termination hereof, KENDLE shall keep confidential and not use (other


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         than to perform the Services) any of the Searle Information. KENDLE further agrees to limit disclosure of the Searle Information to agents, subcontractors, employees and other representatives of KENDLE who have signed agreements with KENDLE reiterating the provisions of this Article and to Investigators who have signed Investigator Contracts.

10.2 EXCEPTIONS. The obligations set forth in Paragraph 10.1 shall not apply to Searle Information which:

         (a) is already known to KENDLE as shown by its prior written records;

         (b) is or becomes publicly available through no fault of KENDLE;

         (c) is received from a third party which KENDLE believes in good faith has a right to disclose it; or

         (d) is required by law to be disclosed.

10.3 PUBLICATIONS. It is expressly understood that neither KENDLE nor any agent, employee, subcontractor or other representative of KENDLE shall have the right to publish any information concerning any Searle Study.

ARTICLE 11 -- ASSIGNMENT
------------------------

11.1 BY KENDLE. KENDLE may not assign, transfer or attempt to assign or transfer any of its rights or obligations hereunder without the prior written consent of SEARLE. Any attempt by KENDLE without SEARLE's prior written consent shall constitute a material default hereunder.



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11.2     BY SEARLE. SEARLE shall have the right to assign this Agreement, in whole or in part, on thirty (30) days' prior written notice to KENDLE.

ARTICLE 12 -- ENTIRE AGREEMENT; AMENDMENTS
------------------------------------------

12.1 ENTIRE AGREEMENT. This Agreement, together with each Exhibit and each Protocol, constitutes the entire agreement between the parties with respect to the subject matter hereof. All projects and contracts entered into prior to the signing of this Agreement remain in full force and effect.

12.2 AMENDMENTS. This Agreement may not be amended except in writing signed by both parties.

ARTICLE 13 -- MISCELLANEOUS
---------------------------

13.1 CONFLICT OF INTEREST. KENDLE represents to SEARLE that it has no obligations, contractual or otherwise, that would conflict with its entering into this Agreement or performing the Services and that it will undertake no such obligations during the term hereof.

13.2 INDEPENDENT CONTRACTOR. KENDLE is an independent contractor and nothing in this Agreement shall be construed to create a partnership, joint venture or employment relationship between the parties. KENDLE shall have no authority to bind SEARLE to any commitment whatsoever, and KENDLE shall not hold itself out to third parties as having authority to do so.



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13.3     NOTICES. Any notice which either party may be required to give the other shall be deemed to be duly given when mailed by certified or registered mail, postage prepaid, return receipt requested, to the other party at the addresses first given above, addressed to the attention of the person signing this Agreement for such party or to such other addresses and recipients as the parties may direct in writing. Notices shall be deemed to be effective five (5) days after mailing.

13.4 SEVERABILITY. If any provision hereof shall be determined to be invalid or unenforceable, such determination shall not affect the validity of the other provisions of this Agreement; provided that the parties shall promptly agree upon replacement provision(s) which approximate as closely as possible the spirit and intent of the invalid provision(s).

13.5 SURVIVAL. Sections 2.3 (Records), 2.4 (Audit Right), 6.3 (Termination by Searle), 6.4 (Termination by Either Party), 6.5 (Obligations on Expiry or Termination), Articles 7 (Indemnification), Article 9 (Property Ownership and Retention), Article 10 (Confidentiality), shall survive the expiration or earlier termination of this Agreement.

13.6 GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the state of Illinois, regardless of its choice of law principles.

13.7 WAIVERS. Waiver by either party or the failure by either party to claim a breach of any provision of this Agreement shall not be deemed to constitute a waiver or estoppel with respect to any subsequent breach of any provision hereof.

13.8 USE OF NAMES. Each party, on behalf of itself, its agents, employees, subcontractors and representatives agrees not to use the name of the other party or its agents,



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Searle/Kendle Master Agreement

         employees, subcontractors and representatives in any publication, promotional material or other writing or oral statement for public distribution, relative to the subject matter or existence of this Agreement, except as otherwise required by law or previously consented to in writing by the other party. Notwithstanding the foregoing, SEARLE consents to KENDLE advising prospective clients that KENDLE has performed clinical research services for SEARLE.

13.9 FORCE MAJEURE. Either party's failure to perform its obligations hereunder shall be excused to the extent and for the period of time such nonperformance is caused by an event of FORCE MAJEURE, including but not limited to, the occurrence of war, invasion, fire, explosion, flood, riot, strikes, acts of God, acts of government or governmental agencies or instrumentalities or contingencies or causes beyond such party's reasonable control.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year set forth above.

KENDLE INTERNATIONAL INC.              G.D. SEARLE & CO.

By: Timothy M. Mooney                  By:
   --------------------------               ------------------------------
Title:  V.P. - C.F.O.                  Title:
      -----------------------                 ----------------------------



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Searle/Kendle Master Agreement


                               LIST OF ATTACHMENTS
                               -------------------

                                 A Certification

Searle/Kendle Master Agreement


                                  ATTACHMENT A
                                  ------------



KENDLE hereby certifies that, to the best of its ability and/or knowledge, it will not or has not employed or otherwise used in any capacity the services of any person debarred under section 306(a) or (b) of the Federal Food, Drug, and Cosmetic Act in connection with its activities related to Protocol No. ________ entitled____________________________________________________________.





--------------------------------
KENDLE INTERNATIONAL INC




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